UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2021

FTAC ATHENA ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40096	98-1566664
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2929 Arch Street, Suite 1703 Philadelphia, PA	19104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (215) 701-9555

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-fourth of one redeemable warrant	FTAAU	NASDAQ Capital Market
Class A ordinary shares, par value $0.0001 per share	FTAA	NASDAQ Capital Market
Warrants, each whole warrant exercisable for one Class A ordinary share	FTAAW	NASDAQ Capital Market

Item 8.01. Other Events.

On February 25, 2021, FTAC Athena Acquisition Corp. (the “Company”) consummated the sale of 25,000,000 units (the “Units”) in its initial public offering (the “IPO”), which included 3,000,000 Units purchased by the Underwriters to cover over-allotments. Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (“Ordinary Shares”), and one-fourth of one redeemable warrant (each, a “Warrant”), where each whole Warrant entitles the holder to purchase one Ordinary Share for $11.50 per share, subject to adjustment as provided in the Company’s registration statement on Form S-1, initially filed with the Securities and Exchange Commission on January 20, 2021 (File No. 333-252242). The Units were sold in the IPO at an offering price of $10.00 per Unit for gross proceeds of $250,000,000 (before underwriting discounts and commissions and offering expenses). The Company granted the underwriters in the IPO (the “Underwriters”) a 45-day option to purchase up to 3,300,000 additional Units solely to cover over-allotments, if any (the “Over-Allotment Option”); and on February 24, 2021, the Underwriters notified the Company that they were partially exercising the Over-Allotment Option for 3,000,000 Units and waiving the remainder of the Over-Allotment Option. As a result of the Underwriters’ determination not to fully exercise the Over-Allotment Option, certain of the Company’s initial shareholders forfeited an aggregate of 100,000 Class B ordinary shares of the Company.

On February 25, 2021, simultaneously with the consummation of the IPO, the Company consummated the issuance and sale (“Private Placement”) of 660,000 Units (the “Placement Units”) in a private placement transaction at a price of $10.00 per Placement Unit, generating gross proceeds of $6,600,000. The Placement Units were purchased by Cantor Fitzgerald & Co., the representative of the Underwriters (100,000 Units), and one of the Company’s sponsors, FTAC Athena Sponsor, LLC (560,000 Units).

A total of $250,000,000 of the net proceeds from the IPO and the Private Placement (which includes approximately $10,600,000 of the Underwriters’ deferred discount) were placed in a trust account established for the benefit of the Company’s public shareholders at JP Morgan Chase Bank, N.A., with Continental Stock Transfer & Trust Company acting as trustee.

An audited balance sheet as of February 25, 2021 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Audited balance sheet dated February 25, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 3, 2021	FTAC ATHENA ACQUISITION CORP.

	By:	/s/ Amanda Abrams
	Name:	Amanda Abrams
	Title:	President and Chief Executive Officer

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